UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 27, 2005


                               DIGITAL RIVER, INC.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                   000-24643                    41-1901640
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


         9625 West 76th Street, Suite 150, Eden Prairie, Minnesota 55344
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (952) 253-1234

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d- 2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e- 4(c))

Item  2.02.   Results of Operations and Financial Condition.

On July 27, 2005, Digital River, Inc., a Delaware corporation ("Digital River"), issued a press release announcing its financial results for the three-month period ended June 30, 2005, and certain other information. The financial results include the impact of the EITF 04-08 adopted by Digital River in the fourth quarter 2004, which was retroactively applied. This statement requires that the unissued shares underlying the contingent convertible notes must be treated as if they were issued for the purposes of calculating GAAP earnings per share. A copy of the press release is furnished as Exhibit 99.1 hereto. The press release includes "safe harbor" language indicating that certain statements about Digital River's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect Digital River's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Digital River's Annual Report on Form 10-K for the year ended December 31, 2004, and Digital River's other public filings with the SEC available at the SEC's Web site (http://www.sec.gov).

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital River has supplied non-GAAP measures of net income and earnings per share, which are adjusted from results based on GAAP to primarily exclude certain expenses as well as the impact of EITF 04-08. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

       As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is furnished with this report:

99.1 Press release dated July 27, 2005, announcing Digital River's financial results for the three-month period ended June 30, 2005, and certain other information.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIGITAL RIVER, INC.


                                        By: /s/ Thomas Donnelly
                                            -------------------
                                             Name:  Thomas Donnelly
                                             Title:  Chief Financial Officer

Date:  July 27, 2005

Exhibit Index

Exhibit No.               Description
-----------               -----------

99.1 Press release dated July 27, 2005, announcing Digital River's financial results for the three-month period ended June 30, 2005, and certain other information.